UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2009

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri  63105
(Address of Principal Executive Offices)

(314) 854-8520
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Report on Form 8-K of FutureFuel Corp. filed on December 1, 2009 (the “Original Filing”) is filed to correct certain information disclosed in the Original Filing. This Amendment is limited in scope to those items and should be read in conjunction with the Original Filing.

Item 8.01 – Other Events

On December 1, 2009, FutureFuel Corp. (OTC: FTFL) (the “Company”) announced that its board of directors had declared a special cash dividend of $0.30 per share on the Company’s common stock with a record date of December 1, 2009 and a payment date of December 22, 2009.

On December 2, 2009, the Company announced that it would amend and correct the record date of the special dividend to December 14, 2009 and similarly amend and correct the dividend payment date to December 28, 2009.

On December 3, 2009, the Company announced that its previously announced revision of the record date for the dividend could not be implemented because of market timing. The record date for the upcoming special dividend will remain at the originally announced record date of December 1, 2009.

The Company was advised on December 3, 2009 by the Financial Industry Regulatory Authority (“FINRA”) that the Company’s request to revise its record date for the upcoming dividend from December 1, 2009 to December 14, 2009 could not be accommodated by FINRA because it already had established the ex-dividend date for trading in the Company’s common stock. Because of this ruling from FINRA, the record date for the dividend reverts to December 1, 2009.

The original announcement of the special dividend specified a December 22, 2009 payment date. As announced on December 2, 2009, the amended payment date for the dividend is now December 28, 2009.

Only those holders of the Company’s warrants or options who properly exercised their warrants or options on or before December 1, 2009 will be considered holders of record on such date, whether or not new stock certificates were issued to such holders by that date.

The dividend remains at $0.30 per share of common stock.

The Company issued separate press releases on December 2, 2009 and December 3, 2009 and the press releases are furnished as Exhibit 99.1 and 99.2 to this Amendment.  Neither such Exhibit shall be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.   Financial Statements and Exhibits

(a)	Financial statements
None

(b)	Pro forma financial information
None

(c)	Shell company transactions
None

(d)	Exhibits
Copies of press releases are included as Exhibits 99.1 and 99.2.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:         /s/ Douglas D. Hommert
Douglas D. Hommert, Executive Vice President,
Secretary and Treasurer
Date: December 3, 2009

3

Exhibit Index

Exhibit No.	Description

99.1	Press Release of FutureFuel Corp. dated December 2, 2009
99.2	Press Release of FutureFuel Corp. dated December 3, 2009

4